                          SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               AUTODESK, INC.
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              (Name of Registrant as Specified In Its charter)

                                     N/A
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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

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        (2) Aggregate number of securities to which transaction applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4) Proposed maximum aggregate value of transaction:

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        (5)  Total Fee Paid:

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[   ]   Fee paid previously with preliminary materials.

[   ]   Check the box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:

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        (2)  Form, Schedule or Registration Statement No.:

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        (3)  Filing Party:

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        (4)  Date Filed:

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        Notes:

                        [LOGO OF AUTODESK APPEARS HERE]

                                                              February 27, 1998

Dear Autodesk Stockholder:

  You are cordially invited to attend a Special Meeting of the Stockholders of Autodesk, Inc. (the "Company") to be held on Tuesday, March 31, 1998 at 3:00 p.m., local time. The meeting will be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California.

  At the Special Meeting, you will be asked to approve an amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 100,000,000 to 250,000,000. The Company is also seeking stockholder approval of the Board's adoption of the 1998 Employee Qualified Stock Purchase Plan to replace its existing Employee Qualified Stock Purchase Plan. The maximum number of shares which may be optioned and sold under the new purchase plan is 2,000,000 shares, with an annual increase equal to 2% of the Company's outstanding shares as of the last day of each fiscal year (treating any shares acquired by the Company during the fiscal year as being outstanding on such date). You will also be asked at the meeting to approve certain amendments to the Company's 1996 Stock Plan which have been adopted by the Board. The amendments to the 1996 Stock Plan increase the number of shares available for issuance under the plan by 2,000,000, and provide for an annual increase equal to 3.5% of the Company's outstanding shares as of the last day of each fiscal year (treating any shares acquired by the Company during the fiscal year as being outstanding on such date).

  Autodesk has a long-standing policy of encouraging employee equity ownership. We believe that the adoption of the new 1998 Employee Qualified Stock Purchase Plan and the proposed amendments to the Company's existing 1996 Stock Plan, all of which enhance the Company's ability to provide equity compensation to its employees, will help contribute to high levels of performance by recipients of the equity and also provide an effective means of recognizing contributions to the Company's success. These equity compensation programs permit the Company's officers and other employees to benefit from the success of the Company's business along with the other stockholders. The Company has ongoing, systematic stock repurchase programs designed to minimize dilution from future stock issuances.

  YOUR VOTE IS IMPORTANT IN ENABLING US TO CONTINUE TO ATTRACT AND RETAIN THE SERVICES OF HIGHLY SKILLED EMPLOYEES IN TODAY'S VERY COMPETITIVE MARKET. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE YOUR REPRESENTATION AT THE MEETING.

                                          Very truly yours,

                                          /s/ Carol A. Bartz

                                          Carol A. Bartz
                                          Chief Executive Officer and Chairman
                                           of the Board

                                 AUTODESK, INC.

                                ---------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD MARCH 31, 1998

TO THE STOCKHOLDERS OF AUTODESK, INC.:

  NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Autodesk, Inc. (the "Company"), a Delaware corporation, will be held on Tuesday, March 31, 1998 at 3:00 p.m. local time, at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California, for the following purposes:

    1. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company, $0.01 par value per share, from 100,000,000 to 250,000,000.

    2. To approve the adoption of the Company's 1998 Employee Qualified Stock Purchase Plan and the reservation of 2,000,000 shares for issuance thereunder, with an annual increase in the number of shares available for issuance under the plan on the last day of each fiscal year.

    3. To approve certain amendments to the Company's 1996 Stock Plan, including an increase in the number of shares issuable thereunder by 2,000,000, and the adoption of a provision providing for an annual increase in the number of shares available for issuance under the plan on the last day of each fiscal year.

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business on February 18, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

  All stockholders are cordially invited to attend the meeting in person. Any stockholder attending the meeting may vote in person even if such stockholder previously signed and returned a proxy.

                                       FOR THE BOARD OF DIRECTORS

                                       /s/ Marcia K. Sterling

                                       Marcia K. Sterling
                                       Vice President, Business Development,
                                        General Counsel and Secretary

San Rafael, California
February 27, 1998


   WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                AUTODESK, INC.

                               ----------------

            PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

  The enclosed Proxy is solicited on behalf of the Board of Directors of Autodesk, Inc. (the "Company") for use at the Company's Special Meeting of Stockholders ("Special Meeting") to be held Tuesday, March 31, 1998 at 3:00 p.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California.

  The Company's principal executive offices are located at 111 McInnis Parkway, San Rafael, California 94903. The telephone number at that address is
(415) 507-5000.

  These proxy solicitation materials were mailed on or about February 27, 1998 to all stockholders entitled to vote at the Special Meeting.

                INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARES OUTSTANDING

  Stockholders of record at the close of business on February 18, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. At the Record Date, 45,662,482 shares of the Company's Common Stock were issued and outstanding and entitled to vote at the meeting.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

VOTING AND SOLICITATION

  Every stockholder is entitled to one vote for each share held on each proposal or item that comes before the Special Meeting.

  The cost of this solicitation will be borne by the Company. The Company has retained Georgeson & Company, Inc. to assist in the solicitation of proxies at an estimated fee of $9,000, plus reimbursement of reasonable expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, telegram, letter, e-mail or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

  The required quorum for the transaction of business at the Special Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD" from a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as entitled to vote on the subject matter (the "Votes Cast") with respect to such matter.

  While abstentions (votes "withheld") will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered Votes Cast and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

  Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than approximately January 27, 1999 in order to be included in the proxy soliciting materials relating to that meeting.

                                 PROPOSAL ONE

                 AMENDMENT OF THE CERTIFICATE OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

  The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company, $0.01 par value per share, from 100,000,000 to 250,000,000 (the "Amendment").

  The additional Common Stock to be authorized by adoption of the Amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed Amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding to the extent additional shares are actually used. If the Amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware.

  Prior to effectiveness of the Amendment, the Company has 100,000,000 authorized shares of Common Stock. Of this authorized number, 45,662,482 shares were outstanding as of the Record Date, and 5,201,960 shares were reserved for issuance under the Company's equity compensation plans (after taking into account the amendments to such plans submitted to the stockholders for approval hereunder), leaving 49,135,558 shares unreserved, unissued and available for issuance as of the Record Date.

PURPOSE AND EFFECT OF THE AMENDMENT

  The principal purpose of the proposal to authorize additional shares of Common Stock is to provide the Company with the flexibility to issue Common Stock for other proper corporate purposes which may be identified in the future, such as to raise equity capital, to adopt additional equity incentive plans or reserve additional shares for issuance under such plans, and to make acquisitions through the use of stock. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action. The Board of Directors has no present agreement, arrangement or intention to issue any of the additional shares for which approval is sought. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law.

  The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the company

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

more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock or the stock ownership and voting rights of a person seeking to obtain control of the Company.

  The Company is not presently aware of any pending or proposed transaction involving a change in control of the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION.

VOTE REQUIRED

  The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock will be required to approve this Amendment to the Company's Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                                 PROPOSAL TWO

            ADOPTION OF 1998 EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

  The 1998 Employee Qualified Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in January 1998. As of February 18, 1998, no shares had been issued pursuant to the Purchase Plan. The Purchase Plan will replace the Company's existing Employee Qualified Stock Purchase Plan (the "Existing Plan") with respect to future offerings to employees. As of February 18, 1998, an aggregate of 301,737 shares were available for issuance under the Existing Plan. Based on present participation levels, the Company expects that it will issue all such available shares pursuant to current obligations under the Existing Plan within the next several months, and the Existing Plan will terminate when all such shares have been issued. The Purchase Plan is substantially identical to the Existing Plan except that (i) the Purchase Plan shall initially have 2,000,000 shares of Common Stock reserved for issuance thereunder, rather than 2,600,000; (ii) the Purchase Plan shall include a Renewal Feature (as defined below); and (iii) permitted payroll contributions to the Purchase Plan shall include straight time, overtime, shift premium and commissions but, unlike the Existing Plan, shall not include bonuses. During any period of overlap in the existence of the Existing Plan and the Purchase Plan, each employee will be restricted to participation in the plans only to the extent permitted under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

  For future issuances, the stockholders are being asked to approve the adoption of the Purchase Plan and the reservation of 2,000,000 shares thereunder, plus an annual increase (the "Renewal Feature") to be made on the last day of each fiscal year equal to 2% of: (i) the total number of shares of Autodesk Common Stock outstanding on such date, plus (ii) any shares reacquired by the Company during the fiscal year ending on such date. The Company believes that the Purchase Plan is a key component of its strategy to attract and retain skilled employees and quality management. The Board of Directors believes it is in the Company's best interests to adopt the Purchase Plan so that the Company may continue to provide eligible employees the opportunity to purchase the Company's Common Stock through payroll deductions, thereby aligning their individual financial interests more closely with those of the stockholders. While it believes that establishment of the Purchase Plan will encourage employees to be stockholders, the Company also recognizes that employee share purchases under the Purchase Plan can result in dilution to existing stockholders. The Company attempts to limit the impact of this dilution through its systematic and ongoing share repurchase programs. Since December 1991, the Company has repurchased over 19 million shares of its Common Stock for approximately $561 million. In fiscal year 1998 alone, the Company repurchased over 5.3 million shares for approximately $175 million. By contrast, had the

Renewal Feature been in place at the beginning of the 1998 fiscal year, less than 950,000 shares would have been added to the Purchase Plan at that time. The Company intends to continue its share repurchase programs for the foreseeable future, and has current Board authorization to repurchase up to approximately 10.8 million additional shares.

  With the demand for highly skilled employees at an all time high, especially in the technology industries, management believes it is critical to the Company's success to maintain competitive employee compensation programs.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ADOPTION OF THE PURCHASE PLAN.

VOTE REQUIRED

  The affirmative vote of the holders of a majority of the shares of the Company's Votes Cast will be required to approve the Board's adoption of the Purchase Plan.

SUMMARY OF 1998 EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

  Administration. The Purchase Plan is administered by the Board of Directors or a committee appointed by the Board (the "Administrator"). Every finding, decision and determination by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

  Eligibility. All persons who are employed by the Company on a given enrollment date and who are customarily employed by the Company for at least twenty hours per week and more than five months per calendar year are eligible to participate in the Purchase Plan. Participation in the Purchase Plan ends automatically on termination of employment with the Company. An eligible employee may become a participant by completing a subscription agreement authorizing payroll deductions and filing it with the Company's payroll office prior to the applicable enrollment date.

  Offering and Exercise Periods. The Purchase Plan is implemented by overlapping offering periods of 24 months each ("Offering Periods"). Offering Periods commence every six months, beginning on the first business day following the Special Meeting, and consist of four exercise periods of six months each ("Exercise Periods"). The Board may change the duration of the Exercise Periods or the length or date of commencement of an Offering Period.

  Grant of Option; Purchase Price. On the first day of each Offering Period (the "Offering Date"), each eligible employee participating in the Purchase Plan is granted an option to purchase on the last day of each Exercise Period in such Offering Period (the "Exercise Date") a number of shares of Common Stock of the Company determined by dividing such employee's accumulated payroll deductions by the lower of: (i) 85% of the fair market value of one share of the Company's Common Stock on the Offering Date or (ii) 85% of the fair market value of one share of the Company's Common Stock on the applicable Exercise Date. Unless a participating employee withdraws from the Purchase Plan, his or her option is automatically exercised on each Exercise Date of the Offering Period; provided that in no event will an employee be permitted to purchase during an Offering Period a number of shares in excess of the number determined by dividing $50,000 by the fair market value of a share of the Company's Common Stock on the Offering Date. The fair market value of the Common Stock on a given date is the closing sale price of the Common Stock for such date as quoted on the Nasdaq National Market.

  In addition, no employee will be permitted to subscribe for shares under the Purchase Plan if, immediately after such subscription, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or of any of its subsidiaries (including stock which may be purchased under the Purchase Plan or pursuant to any other options), nor will any employee be permitted to participate to the extent such employee could buy under all employee stock purchase plans of the Company more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year.

  Limitation on Annual Increase in Shares. Notwithstanding the Renewal Feature of the Purchase Plan, in no event may the number of shares added to the Purchase Plan in any fiscal year exceed 2,500,000 or such lesser number of shares that the Board of Directors may determine.

  Payroll Deductions. The purchase price for the shares is accumulated by payroll deductions during the Offering Period. The deductions may not exceed 15% of a participant's eligible compensation, which is defined in the plan to include all base straight time gross earnings, payments for overtime, shift premium and commissions (exclusive of incentive compensation, incentive payments, bonuses and other compensation) for a given Offering Period. A participant may discontinue his or her participation in the Purchase Plan at any time during the Offering Period. Payroll deductions commence on the first payday following the Offering Date, and continue at the same rate with automatic enrollment in subsequent Offering Periods, unless sooner terminated by the participant.

  Withdrawal; Termination of Employment. Employees may end their participation in an offering at any time during the Offering Period, and participation ends automatically on termination of employment with the Company or failure of the participant to remain in the continuous scheduled employment of the Company for at least 20 hours per week. Once a participant withdraws from a particular offering, that participant may not participate again in the same offering. A participant may withdraw all, but not less than all, of the payroll deductions credited to such participant's account by giving written notice to the Company.

  Transferability. No rights or accumulated payroll deductions of a participant under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or pursuant to the Purchase Plan), and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

  Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control. The shares reserved under the Purchase Plan, as well as the price per share of Common Stock covered by each option under the Purchase Plan which has not yet been exercised, will be proportionately adjusted for any stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. In the event of the proposed dissolution or liquidation of the Company, the pending Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all the assets of the Company or a merger of the Company with or into another corporation, the Purchase Plan provides that each option under the Purchase Plan will be assumed or an equivalent option will be substituted by the successor or purchaser corporation, unless the Board determines, in its sole discretion, to terminate the pending Offering Period prior to the consummation of such event, in which case the option will be exercisable for a period of thirty days thereafter.

  Amendment and Termination. The Board of Directors of the Company may at any time and for any reason terminate or amend the Purchase Plan. Except as provided in the Purchase Plan, no termination can affect options previously granted, nor may any amendment make any change in any option already granted which adversely affects the rights of any participant. Shareholder approval may be required for certain amendments in order to comply with the federal securities or tax laws, or any other applicable law or regulation.

  Unless terminated sooner, the Purchase Plan will terminate 20 years from its effective date.

FEDERAL TAX INFORMATION

  The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the Offering Period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, and (b) an amount equal to fifteen (15%) of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE PURCHASE PLAN. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

PARTICIPATION IN THE PURCHASE PLAN

  Eligible employees participate in the Purchase Plan voluntarily and each such employee determines his or her level of payroll deductions within the guidelines fixed by the Purchase Plan. Accordingly, future purchases under the Purchase Plan are not determinable at this time.

                                PROPOSAL THREE

                         AMENDMENT OF 1996 STOCK PLAN

  The Company's 1996 Stock Plan (the "1996 Plan") was adopted by the Board of Directors in March 1996 and was approved by the stockholders in May 1996. As of January 31, 1998, a total of 4,055,056 shares of Common Stock had been issued under the 1996 Plan at a weighted average exercise price of $30.42 per share. In addition, options to purchase 4,050,422 shares held by approximately 1,802 optionees were outstanding as of such date at a weighted average exercise price of $30.86 per share, and 322,951 shares remained available for future grants under the 1996 Plan.

  The stockholders are requested to approve amendments to the 1996 Plan that increase the number of shares issuable thereunder by 2,000,000 and provide for an annual increase (the "Option Renewal Feature") to be made on the last day of each fiscal year equal to 3.5% of: (i) the total number of shares of Autodesk Common Stock outstanding on such date, plus (ii) any shares reacquired by the Company during the fiscal year ending on such date. The Company believes that the 1996 Plan is a key component of its strategy to attract and retain skilled employees and quality management. The Board of Directors believes it is in the Company's best interests to adopt the amendments to the 1996 Plan so that the Company may continue to attract and retain the services of key employees by granting options to purchase the Company's Common Stock and other incentives to its employees in the form of equity ownership. While it believes that the 1996 Plan will encourage employees to be stockholders, the Company also recognizes that option grants to employees can result in dilution to existing stockholders. The Company attempts to limit the impact of this dilution through its systematic and ongoing share repurchase programs. Since December 1991, the Company has repurchased over 19 million shares of its

Common Stock for approximately $561 million. In fiscal year 1998 alone, the Company repurchased over 5.3 million shares for approximately $175 million. By contrast, had the Option Renewal Feature been in place at the beginning of the 1998 fiscal year, less than 1.7 million shares would have been added to the 1996 Plan at that time. The Company intends to continue its share repurchase programs for the foreseeable future, and has current Board authorization to repurchase up to approximately 10.8 million additional shares.

  With the demand for highly skilled employees at an all time high, especially in the technology industries, management believes it is critical to the Company's success to maintain competitive employee compensation programs.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENTS TO THE 1996 PLAN.

VOTE REQUIRED

  The affirmative vote of the holders of a majority of the Votes Cast will be required to adopt the amendments to the 1996 Plan.

SUMMARY OF THE 1996 PLAN

  A description of the principal features of the 1996 Plan is set forth below.

  General. The 1996 Plan gives the Board, or a committee that the Board appoints, authority to grant options or rights to purchase Common Stock and to grant long-term performance awards in the form of cash or stock bonus awards. Options granted under the 1996 Plan may be either incentive stock options as defined in Section 422 of the Code, or nonstatutory stock options, as determined by the Board or its committee.

  Purpose. The purposes of the 1996 Plan are to attract and retain the best available personnel for the Company, provide additional incentive to the employees of the Company and promote the success of the Company's business.

  Administration of the 1996 Plan. The 1996 Plan may be administered by the Board or a committee of the Board. The plan is currently being administered by the Board except that option grants to officers and employee directors are administered by the Compensation Committee of the Board, the members of which are outside directors who are ineligible to participate in any discretionary stock plan of the Company, and standard option grants to non-officer employees within guidelines previously approved by the Compensation Committee are administered by the Company's Chief Executive Officer. The interpretation and construction of any provision of the 1996 Plan by the Board or its committee shall be final and binding. Members of the Board receive no additional compensation for their services in connection with the administration of the 1996 Plan.

  Eligibility. The 1996 Plan provides that stock options, stock purchase rights or long-term performance awards may be granted to employees (including officers and directors who are also employees) of and consultants to the Company and its majority-owned subsidiaries. Incentive stock options may be granted only to employees. The Board or a committee of the Board selects the participants and determines the number of shares to be subject to each stock option, stock purchase right and/or performance award. Each option shall be designated as either an incentive stock option or a nonstatutory stock option, except that to the extent that the aggregate fair market value of the shares with respect to which options designated as incentive stock options are exercisable for the first time by an optionee during any calendar year (under all plans of the Company) exceeds $100,000, such excess options must be treated as nonstatutory stock options.

  Limitation on Annual Increase in Shares. Notwithstanding the Option Renewal Feature of the 1996 Plan, in no event may the number of shares added to the 1996 Plan in any fiscal year exceed 5,000,000 or such lesser number of shares that the Board of Directors may determine.

  Terms of Awards. The terms of options, purchase rights and long-term performance awards granted under the 1996 Plan are determined by the Board or its committee. Each option is evidenced by a written agreement between the Company and the person to whom such option or right is granted. Options are typically exercisable over a three-year period beginning on the date of grant at the rate of 1/3 at the end of the first year, an additional 1/3 at the end of the second year and the final 1/3 at the end of the third year and generally terminate 10 years after the date of grant. Restricted stock grants may not vest in whole or in part prior to three years after the date of grant. Pursuant to the 1996 Plan, options, purchase rights and long-term performance awards may be subject to the following additional terms and conditions:

    (a) Exercise of the Option. The optionee must earn the right to exercise the option by continuing to work for the Company over a specified period. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option shall be determined by the Board or its committee at the time of grant.

    (b) Exercise Price. The exercise price of options granted under the 1996 Plan is determined by the Board or its committee and, in the case of either incentive stock options or nonstatutory stock options, must not be less than one hundred percent (100%) of the fair market value of the Common Stock on the date the option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. Fair market value per share is the closing price on the Nasdaq National Market on the date of grant.

    (c) Termination of Employment. If an optionee's employment or consulting relationship with the Company is terminated for any reason other than death or permanent disability, options outstanding under the 1996 Plan will expire unless exercised within 90 days (or such other period of time as determined by the Board, not to exceed certain limits) after the date of such termination to the extent the options were exercisable on the date of termination.

    (d) Disability. If an optionee's employment by the Company terminates because of total and permanent disability, options outstanding under the 1996 Plan will expire unless exercised within 12 months after termination to the extent such options were exercisable at the date of termination.

    (e) Death of Optionee. If an optionee should die while employed by the Company, options shall become fully exercisable and may be exercised at any time within 12 months after death.

    (f) Term of Options. The 1996 Plan provides that options granted under the plan will expire up to 10 years from the date of grant, unless a shorter period is provided in the stock option agreement; provided, that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than 5 years from the date of grant. No option may be exercised by any person after expiration.

    (g) Stock Purchase Rights and Repurchase Option. The 1996 Plan provides that stock purchase rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The number of shares subject to grants of stock purchase rights shall not exceed fifteen percent (15%) of the total number of shares authorized under the 1996 Plan. Each written agreement between the Company and an optionee evidencing a stock purchase right shall grant the Company a repurchase option exercisable on unvested shares upon the voluntary or involuntary termination of such optionee's employment with the Company for any reason other than death. Restricted stock grants may not vest any sooner than three years after date of grant. To date, no stock purchase rights have been granted under the 1996 Plan.

    (h) Long-Term Performance Awards. The 1996 Plan provides that long-term performance awards in the form of cash or stock bonus awards may be granted either along with, in addition to, or in tandem with other awards granted under the Plan and/or awards made outside of the Plan. The terms and conditions of long-term performance awards granted under the 1996 Plan are determined by the Board or its committee. To date, no long-term performance awards have been granted under the 1996 Plan.

    (i) Non-Transferability of Options and Stock Purchase Rights and Awards. An option, stock purchase right or award, as the case may be, is non-transferable by the holder other than by will or the laws of descent and distribution, and is exercisable during the holder's lifetime only by the holder, or in the event of the holder's death, by the holder's estate or by a person who acquires the right to exercise the option or stock purchase right by bequest or inheritance.

    (j) Limit on Size of Grants. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the Plan provides that no employee may be granted options or stock purchase rights to purchase more than 1,000,000 shares of Common Stock during any fiscal year in addition to a 1,000,000 share limit upon commencement of employment.

    (k) Other Provisions. The option may contain other terms, provisions and conditions not inconsistent with the 1996 Plan as may be determined by the Board or its committee.

  Adjustment Upon Changes in Capitalization or Merger. In the event any change is made in the Company's capitalization, such as a stock split or reverse stock split, appropriate adjustment shall be made to the purchase price and to the number of shares subject to the stock option, stock purchase right and/or long-term performance award. In the event of the proposed dissolution or liquidation of the Company, all options and rights shall become fully exercisable and will terminate immediately prior to the consummation of such actions, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the successor corporation shall assume all outstanding options and stock purchase rights or substitute new options and rights therefor. If the successor corporation refuses to do so, such options or purchase rights shall become fully exercisable.

  Amendment and Termination of the 1996 Plan. The Board may amend or terminate the 1996 Plan in such respects as the Board may deem advisable; provided that, to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or with
Section 422 of the Code or any other successor or applicable law or regulation, the Company shall obtain stockholder approval of any 1996 Plan amendment in such a manner and to such a degree as is required by the applicable law, rule or regulation. Any amendment or termination of the 1996 Plan shall not affect options or rights already granted and such options and rights shall remain in full force and effect as if the 1996 Plan had not been amended or terminated, unless mutually agreed otherwise between the holder and the Board, which agreement must be in writing and signed by the holder and the Company. In any event, the 1996 Plan shall terminate in 2006. Any options outstanding under the 1996 Plan at the time of its termination shall remain outstanding until they expire by their terms.

FEDERAL TAX INFORMATION

  Options granted under the 1996 Plan may be either incentive stock options, as defined in Section 422 of the Code, or nonstatutory options.

  Incentive Stock Options. If an option granted under the 1996 Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or ten percent (10%) stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

  Nonstatutory Stock Options. All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time a nonstatutory option is granted. However, upon exercise of a nonstatutory option, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to income tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

  Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to
Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

  Long-Term Performance Awards. Generally, no income will be recognized by a recipient in connection with the grant of a long-term performance award, unless an election under Section 83(b) of the Code is filed with the Internal Revenue Service within 30 days of the date of grant. Otherwise, at the time the long-term performance award vests, the recipient will generally recognize compensation income in an amount equal to the fair market value of the award at the time of vesting. Generally, the recipient will be subject to the tax consequences discussed under "Nonstatutory Stock Options." In the case of a recipient who is also an employee, any amount included in income will be subject to withholding by the Company. The Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to a long-term performance award.

  The foregoing summary of the effect of federal income taxation upon optionees, holders of stock purchase rights and the Company with respect to the grant and exercise of options and stock purchase rights under the 1996 Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

PARTICIPATION IN THE 1996 PLAN

  Option grants under the 1996 Plan are made by the Board of Directors or, in specified instances, by the Compensation Committee or the Chief Executive Officer. Such option grants are not formulaic but rather are based on a combination of factors, including seniority, anticipated future performance of the individual optionee, achievement of individual, group and corporate goals, and overall financial performance of the Company. Accordingly, future participation levels under the 1996 Plan are not determinable at this time. The following table sets forth certain information regarding options granted under the 1996 Plan during the Company's last fiscal year by (i) each of the officers named in the Summary Compensation Table on page 13, (ii) all executive officers as a group, and
(iii) all other employees (excluding executive officers) as a group:

                                 PLAN BENEFITS

                                                                       NUMBER OF
                                                                DOLLAR  OPTIONS
NAME AND PRINCIPAL POSITION(S)                                  VALUE   GRANTED
------------------------------                                  ------ ---------
Carol A. Bartz................................................    --         --
 Chairman of the Board and Chief Executive Officer
Eric B. Herr..................................................    --         --
 President and Chief Operating Officer
Dominic J. Gallello...........................................    --         --
 Vice President, MCAD Market Group
Godfrey R. Sullivan...........................................    --         --
 Vice President, Personal Solutions Group
Michael E. Sutton.............................................    --         --
 Vice President, Europe
All executive officers as a group (14 persons)................   (1)     549,500
All current directors (excluding executive officers)..........    --         --
All other employees (excluding executive officers) as a group.   (1)   1,987,681

--------
(1) The dollar value of these awards cannot be determined because the value depends on the exercise price of the individual option and the market value of the Company's Common Stock on the date of exercise.

                                  MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of February 18, 1998 (i) by each person who is known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock, (ii) by each of the Company's directors,
(iii) by each of the Company's Chief Executive Officer and the Company's four most highly compensated executive officers (other than the Chief Executive Officer) who served as executive officers at January 31, 1998 (collectively, the "Named Officers") and (iv) by all directors and executive officers who served as directors or executive officers at January 31, 1998 as a group.

                                                  SHARES BENEFICIALLY OWNED
    DIRECTORS, OFFICERS AND FIVE PERCENT (5%)     ----------------------------
                  STOCKHOLDERS                     NUMBER(1)      PERCENT(2)
    -----------------------------------------     -------------- -------------
PRINCIPAL STOCKHOLDERS:(3)
J.P. Morgan & Co., Incorporated..................      3,776,100         8.27%
 525 Fifth Avenue
 New York, NY 10036
American Century Companies, Inc..................      2,749,200         6.02%
 Twentieth Century Tower
 4500 Main Street
 Kansas City, MO 64111
DIRECTORS:
Carol A. Bartz(4)................................      1,104,937         2.36%
Mark A. Bertelsen(5).............................         16,258            *
Crawford W. Beveridge(6).........................         28,453            *
J. Hallam Dawson(7)..............................         48,344            *
Paul S. Otellini.................................            --           --
Mary Alice Taylor(8).............................         17,359            *
Morton Topfer(9).................................         19,594            *
OTHER NAMED OFFICERS:
Eric B. Herr(10).................................        243,937            *
Dominic J. Gallello(11)..........................        228,349            *
Godfrey R. Sullivan(12)..........................        169,032            *
Michael E. Sutton(13)............................        110,294            *
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP
 (20 PERSONS)(14):                                     2,614,383        5.42%

--------
   * Represents less than 1% of the outstanding shares.
 (1) The number and percentage of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of February 18, 1998, through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.
 (2) Number of shares deemed outstanding includes 45,662,482 outstanding as of February 18, 1998, plus any shares subject to stock options held by the person or persons in question that are exercisable within 60 days of February 18, 1998.
 (3) This information was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act.
 (4) Includes options to purchase 1,100,000 shares of Common Stock exercisable within 60 days of February 18, 1998.

 (5) Includes options to purchase 15,899 shares of Common Stock exercisable within 60 days of February 18, 1998.
 (6) Includes options to purchase 27,567 shares of Common Stock exercisable within 60 days of February 18, 1998.
 (7) Includes options to purchase 45,867 shares of Common Stock exercisable within 60 days of February 18, 1998.
 (8) Includes options to purchase 16,317 shares of Common Stock exercisable within 60 days of February 18, 1998.
 (9) Includes options to purchase 16,317 shares of Common Stock exercisable within 60 days of February 18, 1998.
(10) Includes options to purchase 239,000 shares of Common Stock exercisable within 60 days of February 18, 1998.
(11) Includes options to purchase 223,534 shares of Common Stock exercisable within 60 days of February 18, 1998.
(12) Includes options to purchase 164,134 shares of Common Stock exercisable within 60 days of February 18, 1998.
(13) Includes options to purchase 110,294 shares of Common Stock exercisable within 60 days of February 18, 1998.
(14) Includes options to purchase 2,533,797 shares of Common Stock exercisable within 60 days of February 18, 1998.

EXECUTIVE COMPENSATION

  The following table sets forth the annual and long-term compensation of the Named Officers for services to the Company in all capacities during the three fiscal years ended January 31, 1998:

                          SUMMARY COMPENSATION TABLE

                                                                    LONG TERM COMPENSATION
                                                                    ----------------------
                                                                            AWARDS
                                                                    ----------------------
                                              ANNUAL COMPENSATION         SECURITIES
                                       FISCAL ---------------------       UNDERLYING          ALL OTHER
     NAME AND PRINCIPAL POSITION        YEAR   SALARY    BONUS(1)         OPTIONS(#)       COMPENSATION(2)
     ---------------------------       ------ ---------- ---------- ---------------------- ---------------
Carol A. Bartz........................  1998  $  515,000 $  90,125             --             $ 39,000
 Chairman of the Board and              1997     515,000       --          560,000              39,000
 Chief Executive Officer                1996     475,000   229,284             --               38,500
Eric B. Herr..........................  1998  $  320,000 $  48,000             --             $  3,000
 President and Chief Operating Officer  1997     320,000       --          280,000               3,000
                                        1996     310,000   124,926             --                2,500
Dominic J. Gallello...................  1998  $  275,000 $  34,375             --             $  3,000
 Vice President, MCAD Market Group      1997     275,000       --          210,000               3,000
                                        1996     250,000   125,500          20,000               2,500
Godfrey R. Sullivan...................  1998  $  260,000 $  32,500             --             $  3,000
 Vice President, Personal Solutions     1997     260,000       --          191,000               3,000
 Group                                  1996     260,000   104,858          20,000               2,500
Michael E. Sutton.....................  1998  $  250,000 $     --              --             $139,135
 Vice President, Europe                 1997     250,000       --           70,000             179,241
                                        1996     222,500    89,806          20,000              99,000

--------
(1) Represents incentive bonuses for achievement of corporate, individual and organizational objectives in fiscal years 1996 and 1998. Amounts for fiscal year 1998 represent that portion of incentive bonuses which were both known and paid as of the latest practicable date. The full amounts of 1998 bonuses will be disclosed in the proxy materials for the Company's 1998 Annual Meeting of Stockholders.

(2) Amounts reported for fiscal year 1998 consist of: (i) matching contributions by the Company to one of Autodesk's pre-tax savings plans (Ms. Bartz $2,500, Mr. Herr $2,500, Mr. Gallello $2,500 and Mr. Sullivan $2,500); (ii) Autodesk contributions to one of the Company's pre-tax plans (Ms. Bartz $500, Mr. Herr $500, Mr. Gallello $500 and Mr. Sullivan $500);
    (iii) $36,000 paid to Ms. Bartz for the purpose of reimbursing her for certain transportation expenses; (iv) $100,000 paid to Mr. Sutton as a cost of living adjustment related to his location in Switzerland; (v) $3,621 paid by the Company for health insurance premiums on behalf of Mr. Sutton; and (vi) $35,514 paid by the Company into an employee retirement fund on behalf of Mr. Sutton. Amounts reported for fiscal year 1997 consist of: (i) matching contributions by the Company to one of Autodesk's pre-tax savings plans (Ms. Bartz $2,500, Mr. Herr $2,500, Mr. Gallello $2,500 and Mr. Sullivan $2,500); (ii) Autodesk contributions to one of the Company's pre-tax plans (Ms. Bartz $500, Mr. Herr $500, Mr. Gallello $500 and Mr. Sullivan $500); (iii) $36,000 paid to Ms. Bartz for the purpose of reimbursing her for certain transportation expenses; (iv) $100,000 paid to Mr. Sutton as a cost of living adjustment related to his location in Switzerland; (v) $3,104 paid by the Company for health insurance premiums on behalf of Mr. Sutton; and (vi) $76,137 paid by the Company into an employee retirement fund on behalf of Mr. Sutton. Amounts reported for fiscal year 1996 consist of: (i) matching contributions by the Company to one of the Company's pre-tax savings plans (Ms. Bartz $2,000, Mr. Herr $2,000, Mr. Gallello $2,000 and Mr. Sullivan $2,000; (ii) Contributions to one of the Company's pre-tax plans (Ms. Bartz $500, Mr. Herr $500, Mr. Gallello $500 and Mr. Sullivan $500); (iii) $36,000 paid to Ms. Bartz for the purpose of reimbursing her for certain transportation expenses; and
    (iv) $99,000 paid to Mr. Sutton as a cost of living adjustment related to his location in Switzerland.

OPTION GRANTS

  The Company did not grant any options to purchase shares of its Common Stock to the Named Officers during the fiscal year ended January 31, 1998. The total number of options granted to all employees during fiscal year 1998 was 3,227,808.

OPTION EXERCISES AND HOLDINGS

  The following table sets forth, for each of the Named Officers, certain information concerning stock options exercised during the Company's 1998 fiscal year, and the number of shares of the Company's Common Stock subject to both exercisable and unexercisable stock options as of January 31, 1998. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of January 31, 1998.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                  NUMBER OF SECURITIES
                                                 UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                    OPTIONS AT FISCAL      IN-THE-MONEY OPTIONS AT
                           SHARES                      YEAR END(#)             FISCAL YEAR END
                         ACQUIRED ON   VALUE    ------------------------- -------------------------
          NAME           EXERCISE(#)  REALIZED  EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ----------- ---------- ----------- ------------- ----------- -------------
Carol A. Bartz..........   300,000   $7,217,376  1,080,000     440,000    $24,032,500  $6,285,000
Eric B. Herr............   225,000   $5,937,344    199,000     206,000    $ 3,190,125  $1,320,500
Dominic J. Gallello.....       --           --     203,334     206,666    $ 2,431,251  $2,169,999
Godfrey R. Sullivan.....   120,000   $2,077,877    150,334     190,666    $ 1,924,876  $2,002,249
Michael E. Sutton.......    30,000   $  382,500     86,694      97,786    $   885,771  $1,087,339

COMPENSATION OF DIRECTORS

  The Company pays an annual fee of $25,000 to each director who is not an employee of or consultant to the Company (currently six persons), of which not more than fifty percent (50%) can be cash and the balance must be restricted stock issued at the rate of $1.20 worth of stock for each $1.00 of cash compensation foregone. Directors do not receive fees for Board or Board Committee meetings attended.

  The Company's 1990 Directors' Option Plan provides for the automatic grant of nonstatutory options to outside directors of the Company. Upon being elected or appointed to the Company's Board of Directors, each outside director is granted an option to purchase 20,000 shares of Common Stock of the Company, with subsequent annual grants of 10,000 shares. Each option granted under the 1990 Directors' Option Plan vests cumulatively as to 1/3 of the shares subject to the option on each anniversary of the date of grant, for a total vesting period of three years. The exercise price of options granted under the 1990 Directors' Option Plan is equal to the fair market value of the Common Stock on the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries.

EMPLOYMENT CONTRACTS AND CERTAIN TRANSACTIONS

  In April 1992, the Company entered into an agreement with Carol A. Bartz which provides for a minimum base salary of $400,000, incentive bonus of up to eighty percent (80%) of base salary, a one-time employment bonus of $250,000 (to compensate for a foregone bonus) and the grant of options to purchase 2,000,000 shares of Common Stock vesting over five years of employment. The agreement provides for a severance payment equal to two years' base salary and incentive compensation in the event Ms. Bartz's employment is terminated without cause within two years after commencement of employment or one year after a change of control of the Company not approved by the Board of Directors or two years' base compensation in the event Ms. Bartz's employment is terminated without cause under any other circumstances.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Such officers, directors and ten percent (10%) stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

  Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that it complied with all Section 16(a) filing requirements applicable to its officers, directors and ten percent (10%) stockholders during the fiscal year ended January 31, 1998.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

  It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the enclosed envelope, at your earliest convenience.

                                          THE BOARD OF DIRECTORS

Dated: February 27, 1998

                                                                      APPENDIX A

                                AUTODESK, INC.

                               1996 STOCK PLAN
                         (as amended January 27, 1998)


  1. Purposes of the Plan.  The purposes of this Stock Plan are:
     --------------------

     . to attract and retain the best available personnel for positions of substantial responsibility,

     . to provide additional incentive to Employees and Consultants, and

     . to promote the success of the Company's business.

  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights and Long-Term Performance Awards may also be granted under the Plan.

  2.  Definitions.  As used herein, the following definitions shall apply:
      -----------

      (a) "Administrator" means the Board or any of its Committees as shall be
           -------------
administering the Plan, in accordance with Section 4 of the Plan.

      (b) "Applicable Laws" means the legal requirements relating to the
           ---------------
administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights will be or are being granted under the Plan.

      (c) "Board" means the Board of Directors of the Company.
           -----

      (d) "Code" means the Internal Revenue Code of 1986, as amended.
           ----

      (e) "Committee" means a Committee appointed by the Board in accordance
           ---------
with Section 4 of the Plan.

      (f) "Common Stock" means the Common Stock of the Company.
           ------------

      (g) "Company" means Autodesk, Inc., a Delaware corporation.
           -------

      (h) "Consultant" means any person, including an advisor, engaged by the
           ----------
Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

      (i) "Continuous Status as an Employee or Consultant" means that the
           ----------------------------------------------
employment or consulting relationship with the Company, its Parent, or any Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

      (j) "Director" means a member of the Board.
           --------

      (k) "Disability" means total and permanent disability as defined in
           ----------
Section 22(e)(3) of the Code.

      (l) "Employee" means any person, including Officers and Directors,
           --------
employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

      (m) "Exchange Act" means the Securities Exchange Act of 1934, as
           ------------
amended.

      (n) "Fair Market Value" means, as of any date, the value of Common Stock
           -----------------
determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date of such determination, as reported in The Wall Street Journal or such other source as
                              -----------------------
the Administrator deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The
                                                                         ---
Wall Street Journal or such other source as the Administrator deems reliable;
-------------------

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

      (o)  "Incentive Stock Option" means an Option intended to qualify as an
            ----------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (p)  "Insiders" means individuals subject to Section 16 of the Exchange
            --------
Act.

      (q)  "Long-Term Performance Award" means an award of cash or stock
            ---------------------------
pursuant to Section 12 of the Plan.

      (r)  "Nonstatutory Stock Option" means an Option not intended to qualify
            -------------------------
as an Incentive Stock Option.

      (s)  "Notice of Grant" means a written or electronic notice evidencing
            ---------------
certain terms and conditions of an individual Option, Stock Purchase Right or Long-Term Performance Award grant. The Notice of Grant is part of the Option Agreement.

      (t)  "Officer" means a person who is an officer of the Company within the
            -------
meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (u)  "Option" means a stock option granted pursuant to the Plan.
            ------

      (v)  "Option Agreement" means a written or electronic agreement between
            ----------------
the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

      (w)  "Optioned Stock" means the Common Stock subject to an Option, Stock
            --------------
Purchase Right or Long-Term Performance Award.

      (x)  "Optionee" means an Employee or Consultant who holds an outstanding
            --------
Option, Stock Purchase Right or Long-Term Performance Award.

      (y)  "Parent" means a "parent corporation," whether now or hereafter
            ------
existing, as defined in Section 424(e) of the Code.

      (z)  "Plan" means this 1996 Stock Plan, as amended.
            ----

      (aa) "Restricted Stock" means shares of Common Stock acquired pursuant to
            ----------------
a grant of Stock Purchase Rights under Section 11 below.

      (bb) "Restricted Stock Purchase Agreement" means a written agreement
            -----------------------------------
between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

      (cc) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to
            ----------
Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

      (dd) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of
            -------------
1934, as amended.

      (ee) "Share" means a share of the Common Stock, as adjusted in accordance
            -----
with Section 14 of the Plan.

      (ff) "Stock Purchase Right" means the right to purchase Common Stock
            --------------------
pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

      (gg) "Subsidiary" means a "subsidiary corporation", whether now or
            ----------
hereafter existing, as defined in Section 424(f) of the Code.

  3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the
     -------------------------
Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 3,500,000 shares, plus (a) an annual increase to be made on the last day of the immediately preceding fiscal year equal to the lesser of (i) 500,000 Shares, (ii) 3.5% of the Issued Shares (as defined below) on such date or (iii) a lesser amount determined by the Board, (b) any Shares which have been reserved but unissued under the Company's 1987 Stock Option Plan ("1987 Plan") as of the date of stockholder approval of the original adoption of this Plan not to exceed 3,000,000 Shares, and (c) any Shares returned to the 1987 Plan as a result of termination of options under the 1987 Plan not to exceed 9,000,000 Shares. "Issued Shares" shall mean the number of shares of Common Stock of the Company outstanding on such date plus any shares reacquired by the Company during the fiscal year that ends on such date.

     If an Option, Stock Purchase Right or Long-Term Performance Award expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option, Stock Purchase Right or Long-Term Performance Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

  4. Administration of the Plan.
     --------------------------

      (b) Procedure.
          ---------

          (i)   Multiple Administrative Bodies. If permitted by Rule 16b-3, the
                ------------------------------
Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

          (ii)  Administration With Respect to Directors and Officers Subject to
                ----------------------------------------------------------------
Section 16(b). With respect to Option, Stock Purchase Right or Long-Term
-------------
Performance Award grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by
(A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

          (iii) Administration With Respect to Other Persons.  With
                --------------------------------------------
respect to Option, Stock Purchase Right or Long-Term Performance Award grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

      (b) Powers of the Administrator. Subject to the provisions of the Plan,
          ---------------------------
and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

          (ii) to select the Consultants and Employees to whom Options, Stock Purchase Rights and Long-Term Performance Awards may be granted hereunder;

          (iii) to determine whether and to what extent Options, Stock Purchase Rights and Long-Term Performance Awards or any combination thereof, are granted hereunder;

          (iv) to determine the number of shares of Common Stock to be covered by each Option, Stock Purchase Right and Long-Term Performance Awards granted hereunder;

          (v)   to approve forms of agreement for use under the Plan;


          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options, Stock Purchase Rights or Long-Term Performance Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Stock Purchase Right or Long-Term Performance Awards or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

          (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (ix) to modify or amend each Option, Stock Purchase Right or Long-Term Performance Awards (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

          (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option, Stock Purchase Right or Long-Term Performance Awards previously granted by the Administrator;

          (xi) to determine the terms and restrictions applicable to Options, Stock Purchase Rights, Long-Term Performance Awards and any Restricted Stock; and

          (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

      (c) Effect of Administrator's Decision. The Administrator's decisions,
          ----------------------------------
determinations and interpretations shall be final and binding on all Optionees and any other holders of Options, Stock Purchase Rights or Long-Term Performance Awards.

  5. Eligibility. Nonstatutory Stock Options, Stock Purchase Rights and Long-
     -----------
Term Performance Awards may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option, Stock Purchase Right or Long-Term Performance Awards may be granted additional Options, Stock Purchase Rights or Long-Term Performance Awards.

  6. Limitations.
     -----------

      (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

      (b) Neither the Plan nor any Option, Stock Purchase Right or Long-Term Performance Award shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

      (c) The following limitations shall apply to grants of Options to
Employees:

          (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares.

          (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 1,000,000 Shares which shall not count against the limit set forth in subsection (i) above.

          (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 14.

          (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above.

  7. Term of Plan. Subject to Section 20 of the Plan, the Plan shall become
     ------------
effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

  8. Term of Option. The term of each Option shall be stated in the Notice of
     --------------
Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

  9. Option Exercise Price and Consideration.
     ---------------------------------------

      (a) Exercise Price. The per share exercise price for the Shares to be
          --------------
issued pursuant to exercise of an Option shall be no less than 100% of the Fair Market Value per Share on the date of grant.

      (b) Waiting Period and Exercise Dates. At the time an Option is granted,
          ---------------------------------
the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until either the completion of a service period or the achievement of performance criteria with respect to the Company or the Optionee.

      (c) Form of Consideration. The Administrator shall determine the
          ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

          (i)   cash;

          (ii)  check;

          (iii) promissory note;

          (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

          (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

          (vii) any combination of the foregoing methods of payment; or

          (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

 10. Exercise of Option.
     ------------------

      (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted
          -----------------------------------------------
hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement and the Notice of Grant.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 14 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b) Termination of Employment or Consulting Relationship. Upon termination
          ----------------------------------------------------
of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Notice of Grant to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, the Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status.

In such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

      (c) Disability of Optionee. Upon termination of an Optionee's Continuous
          ----------------------
Status as an Employee or Consultant as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months (or such other period of time as is determined by the Administrator) from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Notice of Grant). If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (d) Death of Optionee. In the event of the death of an Optionee, the
          -----------------
Option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable and may be exercised at any time within twelve (12) months (or such other period of time as is determined by the Administrator) following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (e) Rule 16b-3. Options granted to individuals subject to Section 16 of
          ----------
the Exchange Act (Insiders) must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

  11. Stock Purchase Rights.
      ---------------------

      (a) Rights to Purchase. Stock Purchase Rights may be issued either alone,
          ------------------
in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid provided, however, that the purchase price shall not be less than the par value of the Company's Common Stock, and the time within which the offeree must accept such offer, which shall in no event exceed ninety (90) days from the later of (i) the date upon which the Administrator made the determination to grant the Stock Purchase Right, or (ii) the date the Notice of Grant of Stock Purchase Rights is delivered to the Executive. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the

Administrator. The number of Shares subject to grants of Stock Purchase Rights shall not exceed fifteen percent (15%) of the total number of Shares authorized under the Plan.

      (b) Repurchase Option. The Restricted Stock Purchase Agreement shall grant
          -----------------
the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including Disability); provided, however, that such repurchase option shall terminate in the event of the death of the Purchaser. In all other cases, the repurchase option shall lapse at a rate determined by the Administrator; provided, however that, except as otherwise provided in this subsection, no portion of the repurchase option shall lapse before the end of three years from the date of purchase of the Restricted Stock. The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company.


      (c) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares
          ----------
purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

      (d) Other Provisions. The Restricted Stock Purchase Agreement shall
          ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

      (e) Rights as a Stockholder. Once the Stock Purchase Right is exercised,
          -----------------------
the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

      (f) Issuance of Shares. As soon as possible after full payment of the
          ------------------
purchase price, the Shares purchased shall be duly issued; provided, however, that the Administrator may require that the purchaser make adequate provision for any Federal and State withholding obligations of the Company as a condition to such purchase.

      (g) Shares Available Under the Plan. Exercise of a Stock Purchase Right in
          -------------------------------
any manner shall result in a decrease in the number of Shares that thereafter shall be available for reissuance under the Plan.

      (h) Stock Withholding to Satisfy Tax Obligations. The Administrator may,
          --------------------------------------------
in its discretion, permit a purchaser to satisfy any withholding tax obligation that arises in connection with the vesting of Shares by electing to have the Company withhold from such vested Shares that number of Shares having a Fair Market Value equal to the amount required to be withheld. Elections by purchasers to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to such restrictions and limitations as the Administrator may specify.

  12. Long-Term Performance Awards.
      ----------------------------

      (a) Awards. Long-Term Performance Awards are cash or stock bonus awards
          ------
that may be granted either independently or along with, in addition to or in tandem with other awards granted under the Plan and/or awards made outside of the Plan. Long-Term Performance Awards shall not require payment by the recipient of any consideration for the Long-Term Performance Award or for the Shares covered by such award. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award and shall determine the performance and/or employment factors to be used in the determination of the value of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards have been earned. Shares issued pursuant to a Long-Term Performance Award may be made subject to various conditions, including vesting or forfeiture provisions. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a written Long-Term Performance Award agreement.

      (b) Value of Awards. At the beginning of each Performance Period, the
          ---------------
Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values and/or numbers of Shares to be issued to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or numbers of Shares may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

      (c) Adjustment of Awards. Notwithstanding the provisions of Section 16
          --------------------
hereof, the Administrator may, after the grant of Long-Term Performance Awards, adjust the performance factors applicable to such Long-Term Performance Awards to take into account changes in the law or in accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

      (d) Termination. Unless otherwise provided in the applicable Long-Term
          -----------
Performance Award agreement, if a participant terminates his or her employment or his or her consultancy during a Performance Period because of death or Disability, the Administrator may in its discretion provide for an earlier payment in settlement of such award, which payment may be in such amount and under such terms and conditions as the Administrator deems appropriate.

     Unless otherwise provided in the applicable Long-Term Performance Award agreement, if a participant terminates employment or his or her consultancy during a Performance Period for any reason other than death or Disability, then such a participant shall not be entitled to any payment with respect to the Long-Term Performance Award subject to such Performance Period, unless the Administrator shall otherwise determine in its discretion.

      (e) Form of Payment. The earned portion of a Long-Term Performance Award
          ---------------
may be paid currently or on a deferred basis (with such interest or earnings equivalent as may be determined by the Administrator). Payment shall be made in the form of cash or whole Shares (including Restricted Stock), or a combination thereof, either in a lump sum payment or in installments, all as the Administrator shall determine.

      (f) Reservation of Shares. In the event that the Administrator grants a
          ---------------------
Long-Term Performance Award that is payable in cash or Common Stock, the Administrator may (but need not) reserve an appropriate number of Shares under the Plan at the time of grant of the Long-Term Performance Award. If and to the extent that the full amount reserved is not actually paid in Common Stock, the Shares representing the portion of the reserve for that Long-Term Performance Award that is not actually issued in satisfaction of such Long-Term Performance Award shall again become available for award under the Plan. If Shares are not reserved by the Administrator at the time of grant, then (i) no Shares shall be deducted from the number of Shares available for grant under the Plan at that time and (ii) at the time of payment of the Long-Term Performance Award, only the number of Shares actually issued to the participant shall be so deducted. If there are not a sufficient number of Shares available under the Plan for issuance to a participant at the time of payment of a Long-Term Performance Award, any shortfall shall be paid by the Company in cash.

      (g) Rule 16b-3. Grants of Long-Term Performance Awards to Directors and
          ----------
Officers must comply with the applicable provisions of Rule 16b-3 and such Long-Term Performance Awards shall contain such additional conditions or restrictions, if any, as may be required by Rule 16b-3 to be in the written agreement relating to such Long-Term Performance Awards in order to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

  13. Non-Transferability of Options, Stock Purchase Rights and Long-Term
      -------------------------------------------------------------------
Performance Awards. An Option, Stock Purchase Right or Long-Term Performance
------------------
Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

  14. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
      ------------------------------------------------------------------------
Sale.
----

      (a) Changes in Capitalization. Subject to any required action by the
          -------------------------
stockholders of the Company, the number of Shares covered by each outstanding Option, Long-Term Performance Award and Stock Purchase Right, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options, Long-Term Performance Awards or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, Long-Term Performance Award or Stock Purchase Right, as well as the price per Share covered by each such outstanding Option, Long-Term Performance Award or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option, Long-Term Performance Award or Stock Purchase Right.

      (b) Dissolution or Liquidation. In the event of the proposed dissolution
          --------------------------
or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option, Stock Purchase Right or Long-Term Performance Award until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option, Stock Purchase Right or Long-Term Performance Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option, Stock Purchase Right or Long-Term Performance Award will terminate immediately prior to the consummation of such proposed action.

      (c) Merger or Asset Sale. In the event of a merger of the Company with or
          --------------------
into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option, Stock Purchase Right and Long-Term Performance Award shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, or in the event that the successor corporation refuses to assume or substitute for the Option, Stock Purchase Right or Long-Term Performance Award, the Optionee shall have the right to exercise the Option, Stock Purchase Right or Long-Term Performance Award as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option, Stock Purchase Right or Long-Term Performance Award is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option, Stock Purchase Right or Long-Term Performance Award shall be fully exercisable for a period of fifteen
(15) days from the date of such notice, and the Option, Stock Purchase Right or Long-Term Performance Award shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option, Stock Purchase Right or Long-Term Performance Award shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the

Option, Stock Purchase Right or Long-Term Performance Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, Stock Purchase Right or Long-Term Performance Award, for each Share of Optioned Stock subject to the Option, Stock Purchase Right or Long-Term Performance Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

  15. Date of Grant. The date of grant of an Option, Stock Purchase Right or
      -------------
Long-Term Performance Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Purchase Right or Long-Term Performance Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

  16. Amendment and Termination of the Plan.
      -------------------------------------

      (a) Amendment and Termination. The Board may at any time amend, alter,
          -------------------------
suspend or terminate the Plan.

      (b) Stockholder Approval. The Company shall obtain stockholder approval of
          --------------------
any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Sections 162(m) or 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

      (c) Effect of Amendment or Termination. No amendment, alteration,
          ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

  17. Conditions Upon Issuance of Shares.
      ----------------------------------

      (a) Legal Compliance. Shares shall not be issued pursuant to the exercise
          ----------------
of an Option, Stock Purchase Right or Long-Term Performance Award unless the exercise of such Option, Stock Purchase Right or Long-Term Performance Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the

Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      (b) Investment Representations. As a condition to the exercise of an
          --------------------------
Option, Stock Purchase Right or Long-Term Performance Award, the Company may require the person exercising such Option, Stock Purchase Right or Long-Term Performance Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

  18. Liability of Company
      --------------------

      (a) Inability to Obtain Authority. The inability of the Company to obtain
          -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an
          --------------------------------
Option, Stock Purchase Right or Long-Term Performance Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option, Stock Purchase Right or Long-Term Performance Award shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with
Section 16(b) of the Plan.

  19. Reservation of Shares. The Company, during the term of this Plan, will at
      ---------------------
all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

  20. Stockholder Approval. Continuance of the Plan shall be subject to approval
      --------------------
by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                                                                      APPENDIX B

                                AUTODESK, INC.

                  1998 EMPLOYEE QUALIFIED STOCK PURCHASE PLAN



     The following constitute the provisions of the 1998 Employee Qualified Stock Purchase Plan (herein called the "Plan") of Autodesk, Inc. (herein called the "Company").

     1.   Purpose.  The purpose of the Plan is to provide employees of the
          -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
          -----------

          (a) "Board" shall mean the Board of Directors of the Company.
               -----

          (b) "Code" shall mean the Internal Revenue Code of 1986.
               ----

          (c) "Common Stock" shall mean the Common Stock, par value $0.01 per
               ------------
share, of the Company.

          (d) "Company" shall mean Autodesk, Inc., a Delaware corporation.
               -------

          (e) "Compensation" shall mean all regular straight time earnings,
               ------------
payments for overtime, shift premium and commissions, but exclusive of any incentive compensation, incentive payments, bonuses, or other compensation.

          (f) "Continuous Status as an Employee" shall mean the absence of any
               --------------------------------
interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (g) "Designated Subsidiaries" shall mean the Subsidiaries which have
               -----------------------
been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (h) "Employee" shall mean any person, including an officer, who is
               --------
customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

          (i) "Exercise Date" shall mean the date one day prior to the date six
               -------------
(6) months, twelve (12) months, eighteen (18) months or twenty-four (24) months after the Offering Date of each Offering Period.

          (j) "Exercise Period" shall mean a period commencing on an Offering
               ---------------
Date or on the day after an Exercise Date and terminating one day prior to the date six (6) months later.

          (k) "Offering Period" shall mean a period of twenty-four (24) months
               ---------------
consisting of four (4) six-month Exercise Periods during which options granted pursuant to the Plan may be exercised.

          (l) "Offering Date" shall mean the first day of each Offering Period
               -------------
of the Plan.

          (m) "Plan"  shall mean this 1998 Employee Qualified Stock Purchase
               ----
Plan.

          (n) "Subsidiary"  shall mean a corporation, domestic or foreign, of
               ----------
which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3.   Eligibility.
          -----------

          (a) Any Employee as defined in paragraph 2 who shall be employed by the Company on the Offering Date shall be eligible to participate in the Plan, subject to limitations imposed by Section 423(b) of the Code.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits such Employee's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   Offering Periods.  The Plan shall be implemented by twenty-four (24)
          ----------------
month Offering Periods beginning every six (6) months, until terminated in accordance with Section 20 hereof; provided that, the first Offering Period shall begin on the first business day after the Company's Special Meeting on March 31,1998. The Board of Directors of the Company shall have the power to change the duration of offering periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period to be affected.

     5.   Participation.
          -------------

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing it with the Company's payroll office at least one week prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering.

          (b) Payroll deductions for a participant shall continue at the rate specified in the subscription agreement throughout the Offering Period with automatic re-enrollment for the Offering Period which commences the day after the Exercise Date at the same rate specified in the original subscription agreement, subject to any change in subscription rate made pursuant to Section 6(c) or (d), unless sooner terminated by the participant as provided in Section 10.

     6.   Payroll Deductions.
          ------------------

          (a) At the time a participant files his or her subscription agreement, such participant shall elect to have payroll deductions made on each payday during the offering period in an amount not exceeding fifteen percent (15%) of his or her Compensation on each payroll date. The aggregate of such payroll deductions during any offering period shall not exceed fifteen percent (15%) of his or her aggregate Compensation during said offering period.

          (b) All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 11, or may decrease, but not increase, the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a form provided by the Company notifying the payroll office of such withdrawal or reduction of withholding rate. The change in rate shall be effective as of the next pay date following receipt of the form or at such other time as the Company and the participant may agree.

          (d) A participant may increase or decrease the rate of withholding for a new Offering Period so long as such election is made prior to the commencement of such Offering Period (subject to the limitations set forth in Section 6(a)).

     7.   Grant of Option.
          ---------------

          (a) On the Offering Date of each Offering Period, each eligible Employee participating in the Plan shall be granted an option to purchase on each Exercise Date during such Offering Period (at the per share option price) up to a number of shares of the Company's Common

Stock determined by dividing such Employee's payroll deductions to be accumulated prior to such Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; provided that in no event shall an Employee be permitted to purchase during an Offering Period a number of shares in excess of a number determined by dividing $50,000 by the fair market value of a share of the Company's Common Stock on the Offering Date, subject to the limitations set forth in Sections 3(b) and 13 hereof. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein.

          (b) The option price per share of the shares offered in a given Exercise Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be the closing price as quoted on the Nasdaq Stock Market, Inc.'s National Market or, if traded on a securities exchange, the closing price on such exchange.

     8.   Exercise of Option.  Unless a participant withdraws from the Plan as
          ------------------
provided in Section 11, his or her option for the purchase of shares will be exercised automatically on each Exercise Date of the Offering Period, and the maximum number of full shares subject to option will be purchased for him or her at the applicable option price with the accumulated payroll deductions in his or her account. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9.   Delivery.  As promptly as practicable after the Exercise Date of each
          --------
offering, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any cash remaining which is insufficient to purchase a full share of Common Stock at the termination of each Exercise Period shall be applied to such participant's account in the subsequent Exercise Period unless the participant requests withdrawal of such cash.

     10.  Automatic Transfer to Low Price Offering Period.  In the event that
          -----------------------------------------------
the fair market value of the Company's Common Stock is lower on an Exercise Date than it was on the first Offering Date for that Offering Period, all Employees participating in the Plan on the Exercise Date shall be deemed to have withdrawn from the Offering Period immediately after the exercise of their option on such Exercise Date and to have enrolled as participants in a new Offering Period which begins on or about the day following such Exercise Date. A participant may elect to remain in the previous Offering Period by filing a written statement declaring such election with the Company prior to the time of the automatic change to the new Offering Period.

     11.  Withdrawal; Termination of Employment.
          -------------------------------------

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company. All of the participant's payroll deductions credited to his or her account will be paid to him or her at the next pay date after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period.

          (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date for any reason, including retirement or death, the payroll deductions credited to his or her account will be returned to the participant's or, in the case the of participant's death, to the person or persons entitled thereto under Section 15, and his or her option will be automatically terminated.

          (c) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

     12.  Interest.  No interest shall accrue on the payroll deductions of a
          --------
participant in the Plan.

     13.  Stock.
          -----

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 2,000,000 shares, plus an annual increase to be made on the last day of the immediately preceding fiscal year equal to the lesser of (i) 2,500,000 shares, (ii) 2% of the Issued Shares (as defined below) on such date or (iii) a lesser amount determined by the Board, subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof. "Issued Shares" shall mean the number of shares of Common Stock of the Company outstanding on such date plus any shares reacquired by the Company during the fiscal year that ends on such date. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Exercise Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

          (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     14.  Administration.  The Plan shall be administered by the Board of
          --------------
Directors of the Company or a committee appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

          (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

          (b) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

     15.  Designation of Beneficiary.
          --------------------------

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the offering period but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the offering period.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16.  Transferability.  Neither payroll deductions credited to a
          ---------------
participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 11.

     17.  Use of Funds.  All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     18.  Reports.  Individual accounts will be maintained for each participant
          -------
in the Plan. Statements of account will be given to participating Employees annually promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

     19.  Adjustments Upon Changes in Capitalization.  Subject to any required
          ------------------------------------------
action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the

"Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substi tution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the option will terminate upon the expiration of such period.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

     20.  Amendment or Termination.  The Board of Directors of the Company may
          ------------------------
at any time terminate or amend the Plan. No such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Act or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

     21.  Notices.  All notices or other communications by a participant to the
          -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22.  Stockholder Approval.
          --------------------

          (a) Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, or if such stockholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all stockholders of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of stockholder approval if the Board determines, in its discretion after consultation with the Company's legal counsel, that such a lesser degree of stockholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code.

          (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the stockholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

          (c) If any required approval by the stockholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in paragraph 21(b) hereof, then the Company shall, at or prior to the first annual meeting of stockholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an option hereunder to an officer or director after such registration, do the following:

              (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or dis approval of the Plan or amendment were then being solicited) by the rules and regulations in effect under
Section 14(a) of the Exchange Act at the time such information is furnished;
and

              (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to stockholders.

     23.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     24.  Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in paragraph 22. It shall continue in effect for a term of twenty (20) years unless sooner terminated under paragraph 20.

P
R
O
X
Y
                                 AUTODESK, INC.

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of AUTODESK, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated February 27, 1998, and hereby appoints Carol A. Bartz and Marcia K. Sterling, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of AUTODESK, INC. to be held on Tuesday, March 31, 1998, at 3:00 p.m., local time, at the offices of Wilson Sonsini Goodrich & Rosati located at 650 Page Mill Road, Palo Alto, California 94304 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below.

     A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all the powers of said attorneys-in-fact hereunder.


                                                                 SEE REVERSE
                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE

      PLEASE MARK
[ X ] VOTES AS IN
      THIS EXAMPLE

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION OF AUTODESK, INC. TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 250,000,000, FOR THE PROPOSAL TO ADOPT THE 1998 EMPLOYEE QUALIFIED STOCK PURCHASE PLAN, FOR THE PROPOSAL TO AMEND THE 1996 STOCK PLAN, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.



                             FOR    AGAINST     ABSTAIN                                         FOR        AGAINST    ABSTAIN
1.  PROPOSAL TO AMEND THE    [  ]    [  ]        [  ]        2.  PROPOSAL TO ADOPT THE 1998     [  ]        [  ]       [  ]
    CERTIFICATE OF                                               EMPLOYEE QUALIFIED STOCK
    INCORPORATION OF                                             PURCHASE PLAN.
    AUTODESK, INC. TO
    INCREASE THE NUMBER OF
    AUTHORIZED SHARES OF
    COMMON STOCK TO
    250,000,000.
                             FOR    AGAINST     ABSTAIN
3.  PROPOSAL TO AMEND THE    [  ]    [  ]        [  ]        In their discretion, the proxies are authorized to vote upon such
    1996 STOCK PLAN.                                         other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

                                   MARK HERE                 (This Proxy should be marked, dated, signed by each
                                   FOR                       stockholder(s) exactly as his or her name appears hereon, and
                                   ADDRESS       [  ]        returned promptly in the enclosed envelope.  Persons signing in a
                                   CHANGE AND                fiduciary capacity should so indicate.  If shares are held by
                                   NOTE BELOW                joint tenants or as community property, both should sign.)

                                                             Signature:                         Date
                                                                       -----------------------        --------------------

                                                             Signature:                         Date
                                                                       -----------------------        --------------------